 Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of China Crescent Enterprises, Inc.’s (the “Company”) Quarterly Report on Form 10-Q for the period ending September 30, 2010 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, certify  pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 19, 2010

/s/ James Jiang
Name:  James Jiang, PhD
Title:  Chief Executive Officer

Dated:  November 19, 2010

/s/ Philip J. Rauch
Name:  Philip J. Rauch
Title:  Chief Financial Officer